ASHPORT MUTUAL FUNDS

                                  MUTUAL FUNDS
                                   PROSPECTUS
                                 June 12, 2003



                                 Large Cap Fund

                               Small/Mid Cap Fund

                                Fixed Income Fund


The Securities and Exchange Commission does not approve or disapprove these securities, or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in any of the Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

     Risk/Return Summary ............................................     4

     Fund Expenses ..................................................     8

     Investment Objectives and Policies .............................    11

     Additional Investment Policies .................................    19

     Investment Adviser .............................................    20

     Purchases and Redeeming Fund Shares ............................    21

     Net Asset Value ................................................    22

     Classes of Fund Shares .........................................    23

     Dividend and Distribution Information ..........................    24

     Taxes ..........................................................    25

     Financial Highlights ...........................................    26

     Privacy Information ............................................    27

     For More Information ...........................................    28

This Prospectus contains important information you should know before investing in any Fund as a shareholder. This information is arranged into different sections for easy reading and future reference. Each Fund is a diversified, open-end investment company. To obtain more information about the Funds, please refer to the back cover of this Prospectus.

RISK/RETURN SUMMARY

PRINCIPAL INVESTMENT OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------

LARGE CAP FUND

     The investment objective of the Large Cap Fund is to achieve long-term growth of capital. The Fund seeks to achieve its objective by investing in common stock, securities convertible into common stock and other equity securities of large capitalized companies with market capitalization of over 10 billion. The Adviser selects specific stocks that they believe have the potential for strong sales, earnings growth and capital appreciation. The Fund takes a long-term view of each stock it buys, holding each company until its long-term growth potential no longer meets the Fund's requirements. The Adviser uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and when to sell them for this Fund. The Fund may also invest in non-U.S. securities.

     Like any investment, an investment in the Fund is subject to risk and you could lose money. While the Fund's goal is to provide long-term growth of capital, the value of the Fund's assets could decline. By virtue of investing in equity securities, there is the potential for price volatility. The equity markets move in cycles and this may cause the value of the Fund's equity securities to fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry trends and developments. This Fund is subject to the risk that its market segment, securities of large cap companies may underperform other market segments or the equity markets as a whole.

     The following chart and table illustrate the risk by showing variability of the Fund's returns by showing the rate of return from year to year and how annual returns for 1 calendar year and since inception compare to those of the S&P Barra Growth Composite Index, which is a broad measure of market performance. The Fund's past performance is not necessarily an indication of how it will perform in the future.


     [BAR CHART]

     2002    -28.80%
     2003    Life of the Fund (from 12/20/01-5/30/03) -12.13%

     During the 1 year period shown in the bar chart for Class A shares, the highest return for a quarter was 13.6% (quarter ending 12/31/02 ) and the lowest return for a quarter was -26.48% (quarter ending 9/30/02). The Fund's fiscal year end is November 30. The return from 12/1/02-5/30/03 was -12.13%.

     The annual returns referenced in the bar chart do not include sales charges. If sales charges were included, the annual returns would be lower than those shown. As of the date of this prospectus, Class C Shares of the Funds have not had a full year of performance.

                          AVERAGE ANNUAL TOTAL RETURNS
                 FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2002
=========================================================================
                                                    FROM INCEPTION ON
                                 PAST YEAR         12/20/01 TO 5/30/03+
=========================================================================
LARGE CAP FUND CLASS A           -28.805%                -12.13%
RETURN BEFORE TAXES
=========================================================================
LARGE CAP FUND CLASS A           -28.805%                -12.13%
RETURN AFTER TAXES ON
DISTRIBUTIONS
=========================================================================
LARGE CAP FUND CLASS A           -28.805%                -12.13%
RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE
OF FUND SALES
=========================================================================
S&P BARRA GROWTH INDEX*          -24.517%               -13.530%
=========================================================================
+Annualized.

*The S & P 500(R) Barra Growth & Value Index is designed to track two of the predominant investment styles in the U.S. equity market. The returns for the S&P 500(R) do not include any sales charges, fees, or other expenses.

After tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In this instance, the Fund produced a capital loss. All taxes were paid at the Fund level. Furthermore, there were no distributions throughout the year.

Actual after-tax returns may differ depending on an investor's tax situation. Thus, the tax impact may be different than shown. Ashport is a multiple class fund. The returns are shown for one class of the Fund. Thus, actual returns may differ.

The Fund's shares are sold with a load fee. Load fees are not reflected in the chart. If shown, the return would be lower.

SMALL/MID CAP FUND

     The investment objective of the Small/Mid Cap Fund is to achieve above-average total return, consistent with reasonable risks. The Fund seeks to achieve its objective by investing primarily in common stock and other equity securities of "small and mid-capitalization" companies (with market capitalization between 300 million and 10 billion). The Adviser selects specific stocks that they believe are currently undervalued using certain financial measurements, such as their price-to-earnings ratios, dividend income potential, and earnings power. The Adviser uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may invest in non-U.S. securities.

     This Fund's investment objective causes it to be riskier than other funds and you could lose money. You should not invest in this Fund if your principal objective is assured income or capital preservation. This Fund is subject to the risk that its market segment, securities of small and mid cap companies may underperform other market segments or the equity markets as a whole. The Fund may invest in non U.S. investments which may be riskier than U.S. investments due to changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States and foreign controls on investment.

     The following chart and table illustrate the risk by showing variability of the Fund's returns by showing how the rate of return for the last year and the year to date information compare to those of the S&P Mid Cap 400 Index(R), which is a broad measure of market performance. The Fund's past performance is not necessarily an indication of how it will perform in the future.

     [BAR CHART]

     2002  -4.077%
     2003  Life of the Fund (from 12/20/01-5/30/03) -2.30%

     During the periods shown in the bar chart for Class A shares, the highest return for a quarter was 5.51 % (quarter ending 3/31/02) and the lowest return for a quarter was -8.42 % (quarter ending 9/30/02). The Fund's fiscal year end is November 30. The return from 12/1/02-5/30/03 was -1.92.

     The annual returns referenced in the bar chart do not include sales charges. If sales charges were included, the annual returns would be lower than those shown.

                          AVERAGE ANNUAL TOTAL RETURNS
                 FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2002
=========================================================================
                                                    FROM INCEPTION ON
                                 PAST YEAR         12/20/01 TO 5/30/03+
=========================================================================
SMALL/MID CAP FUND                -4.077%                -2.302%
CLASS A
RETURN BEFORE TAXES
=========================================================================
SMALL/MID CAP FUND                -4.077%                -2.302%
CLASS A
RETURN AFTER TAXES ON
DISTRIBUTIONS
=========================================================================
SMALL/MID CAP FUND                -4.077%                -2.302%
CLASS A
RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE
OF FUND SHARES
=========================================================================
S & P MID CAP 400*               -15.447%                -4.658%
=========================================================================

+ Annualized.

*The S & P 400(R) is the Standard & Poor's Composite Index of 400 Stocks, a widely recognized, unmanaged index of common stock prices. The returns for the S&P 400(R) do not include any sales charges, fees or other expenses. The returns for the Fund reflect the maximum applicable sales charges currently in effect.

After tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In this instance, the Fund produced a capital loss. All taxes were paid at the Fund level. Furthermore, there were no distributions throughout the year.

Actual after-tax returns may differ depending on an investor's tax situation. Thus, the tax impact maybe different than shown. Ashport is a multiple class fund. The returns are shown for one class of the Fund. Thus, actual returns may differ.

The Fund's shares are sold with a load fee. Load fees are not reflected in the chart. If shown, the return would be lower.

FIXED INCOME FUND

     The objective of the Fund is to achieve high income and capital appreciation consistent with risk control. This Fund seeks to achieve its objective by investing principally in debt securities. Debt securities include convertible and non-convertible debt securities of foreign and domestic companies. These investments will include debt securities of both well-known and established and new and lesser known companies. The Fund seeks to invest in a diversified portfolio of high grade intermediate-term corporate bonds and U.S. Government securities, as well as in commercial paper and other obligations issued or guaranteed by national or state banks. The Adviser seeks to manage the maturities of the securities in the portfolio in response to the anticipation of the movement of interest rates and relative yields. The Fund seeks to limit risk by selecting investment grade debt securities. The Adviser uses its own fundamental research, computer models and proprietary measures of bond and maturity selection in managing this Fund by allocating assets across different market sectors and maturities. Other factors include analyzing a security's structural features and current pricing, trading opportunities, and the credit quality of its issuer to select investments.

     While the Fund seeks investments that will satisfy its investment objective, the investments could decline in value and you could lose money. The principal risks of investing in this Fund are the following possibilities:

     o Interest rate risk, which relates to changes in the value of the bonds as interest rates change;

     o Credit risk, which is the risk that the issuer will not make the interest or principal payments;

     o Prepayment risk, which is the risk that issuers may prepay principal earlier than scheduled at a time when interest rates are lower; and

     o    Risks of political, social and economic developments.

     As interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. During periods of particularly volatile market conditions, the Fund may not be able to buy or sell securities at favorable prices and the fund may experience losses.

     The following chart and table illustrate the risk by showing variability of the Fund's returns by showing how the rate of return for the period compare to those of the Lehman Brothers Aggregate Bond Index, which is a broad measure of market performance. The Fund's past performance is not necessarily an indication of how it will perform in the future.

     [BAR CHART]

     2002  -2.32%
     2003  Life of the Fund (from 12/20/01-5/30/03)  -1.88%

During the period shown in the bar chart for Class A shares, the highest return for a quarter was 2.59% (quarter ending 6/30/02) and the lowest return for a quarter was -2.69% (quarter ending 3/31/02). The Fund's fiscal year end is November 30. The return from 12/1/02-5/30/03 was 1.77%.


The annual returns referenced in the bar chart do not include sales charges. If sales charges were included, the annual returns would be lower than those shown.

                          AVERAGE ANNUAL TOTAL RETURNS
                 FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2002
=========================================================================
                                                    FROM INCEPTION ON
                                 PAST YEAR         12/20/01 TO 5/30/03+
=========================================================================
FIXED INCOME FUND                 -2.232%                 -1.88%
CLASS A
RETURN BEFORE TAXES
=========================================================================
FIXED INCOME FUND                 -2.232%                 -1.88%
CLASS A
RETURN AFTER TAXES ON
DISTRIBUTIONS
=========================================================================
FIXED INCOME FUND                 -2.232%                 -1.88%
CLASS A
RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE
OF FUND SHARES
=========================================================================
LEHMAN BROTHERS                   11.725%                13.987%
AGGREGATE BOND INDEX*
=========================================================================

+Annualized.

* The Lehman Brothers Aggregate Bond Index is a widely recognized measure of the entire taxable U.S. bond market. The Index consists of more than 5,000 U.S. Treasuries, federal agency, mortgage-backed , and investment grade corporate securities, with a total market value exceeding $4 trillion. The returns for the Lehman Brothers Aggregate Bond Index do not include any sales charges, fees or other expenses. The returns for the Fund reflect the maximum applicable sales charges currently in effect.

After tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In this instance, the Fund produced a capital loss. All taxes were paid at the Fund level. Furthermore, there were no distributions throughout the year.

Actual after-tax returns may differ depending on an investor's tax situation. Thus, the tax impact maybe different than shown. Ashport is a multiple class fund. The returns are shown for one class of the Fund. Thus, actual returns may differ.

The Fund's shares are sold with a load fee. Load fees are not reflected in the chart. If shown, the return would be lower.

FUND EXPENSES

FEES, CHARGES AND EXPENSES
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)   Class A    Class C
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on purchases                     4.75%      1.00%
(as a percentage of offering price)
--------------------------------------------------------------------------------
Maximum sales charge (load) Imposed on Reinvested              None       None
Dividends (as a percentage of net assets)
--------------------------------------------------------------------------------
Maximum deferred sales charge (as a percentage of              None       None
original purchase price or redemption proceeds, as applicable)
--------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount                      None       None
redeemed, if applicable) *
--------------------------------------------------------------------------------
Exchange Fee                                                   None       None
--------------------------------------------------------------------------------
*Wire charges may apply to redemptions by wire. See details under the redemption section.

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)*

The examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses would remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-------------------------------------------------------------------------------------------------
Large Cap Fund                Class A        Class C        Example        Class A        Class C
-------------------------------------------------------------------------------------------------
Management Fee                1.25%          1.25%          1 Year         $  733         $  433
-------------------------------------------------------------------------------------------------
Distribution (12b-1)           .25%          1.00%          3 Years        $ 1229         $  944
and Service Fees (a)
-------------------------------------------------------------------------------------------------
Other Expenses (b)            1.08%          1.08%          5 Years        $ 1820         $ 1840
-------------------------------------------------------------------------------------------------
Total Annual Fund             2.58%          3.33%          10 Years       $ 3371         $ 3280
Operating Expenses (c)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Small/Mid Cap Fund            Class A        Class C        Example        Class A        Class C
-------------------------------------------------------------------------------------------------
Management Fee                1.25%          1.25%          1 Year         $  733         $  433
-------------------------------------------------------------------------------------------------
Distribution (12b-1)           .25%          1.00%          3 Years        $ 1229         $  944
and Service Fees (a)
-------------------------------------------------------------------------------------------------
Other Expenses (b)            1.08%          1.08%          5 Years        $ 1820         $ 1840
-------------------------------------------------------------------------------------------------
Total Annual Fund             2.58%          3.33%          10 Years       $ 3371         $ 3280
Operating Expenses (c)
-------------------------------------------------------------------------------------------------

                                       9

-------------------------------------------------------------------------------------------------
Fixed Income Fund             Class A        Class C        Example        Class A        Class C
-------------------------------------------------------------------------------------------------
Management Fee                 .50%           .50%          1 Year         $  658         $  358
-------------------------------------------------------------------------------------------------
Distribution (12b-1)           .25%          1.00%          3 Years        $ 1106         $  820
and Service Fees (a)
-------------------------------------------------------------------------------------------------
Other Expenses (b)            1.08%          1.08%          5 Years        $ 1422         $ 1589
-------------------------------------------------------------------------------------------------
Total Annual Fund             1.83%          2.58%          10 Years       $ 2492         $ 2420
Operating Expenses (c)
-------------------------------------------------------------------------------------------------

     (a) Each Fund has adopted a Rule 12b-1 Plan for the indicated classes of shares that allows the Fund to pay distribution fees for the sale and distribution of those classes of shares out of the assets applicable to those classes. Because these fees are paid out over time, they will increase the cost of your investment and may cost you more than paying other types of sales charges.
     (b) Other expenses include custody fees, administrative fees, legal, and accounting expenses.
     (c) The Adviser has undertaken, in writing, to limit Total Annual Fund Operating Expenses for each Fund to 3.5%. This arrangement will remain in place at least until October 31, 2003.

PURCHASE INFORMATION

     Shares of the Funds may be purchased directly by using the Share Purchase Application found in this Prospectus, or through StateTrust Securities, the Funds' distributor, or by contacting your securities dealer.

     The minimum initial investment in each Fund is $500. The minimum for additional investments is $250. These minimums may be waived for certain types of accounts. Share certificates will not be issued for full or fractional shares of the Funds.

     The Funds offer Class A and Class C shares. Class A and Class C shares may be purchased at the net asset value per share of the Fund plus an initial sales charge imposed at the time of purchase. Class A shares are subject to a distribution and service charge of .25% of the average daily net assets of the Fund. Class C shares have a lower initial sales charge than Class A shares, but are subject to a higher distribution and service fee of 1.00% of the average daily net assets of the Fund.

[SIDEBAR]

Net Asset Value:

The net asset value per share (or "NAV") is determined separately for each class by taking the total assets of the Fund and subtracting its total liabilities and then dividing the difference by the total number of shares outstanding in each class. The NAV is determined at the close of the New York Stock Exchange each day that the New York Stock Exchange is open for trading.

The price at which a purchase or redemption is effected is based on the next calculation of NAV after the order is placed. In calculating the NAV each Fund's investments are valued at their current market value determined on the basis of market quotations or, if such quotations are not available, such other method as the Trustees of the Fund believe in good faith would accurately reflect their fair value.

[END SIDEBAR]

The investment objectives and policies of each Fund are set forth below. There can be, of course, no assurance that any Fund will achieve its investment objective. The Funds' investment objectives are fundamental policies that cannot be changed without the approval of the shareholders of the applicable Fund. The Board of Trustees may change the Funds' non-fundamental policies without shareholder approval.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------
LARGE CAP FUND

     The investment objective of the Large Cap Fund is to achieve long-term growth of capital.

     The Large Cap Fund seeks to achieve its objective by investing primarily in
     U. S. common stocks, securities convertible into common stock and other equity securities (e.g. preferred stock and interests in master limited partnerships). It seeks to invest in well-known and established companies. The Adviser uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and when to sell them for this Fund. Target companies normally have market capitalizations of at least 10 billion at the time of purchase. Generally the Adviser attempts to identify companies with growth rates that will exceed that of the S&P 500 Index.

     The Fund takes a long-term view of each stock it buys, holding each company until its long-term growth potential no longer meets the Fund's requirements. Generally the Adviser will sell portfolio securities if after a review of the holdings, industry sector, allocation and systematic appraisal the Adviser believes that the security may have become overvalued. The Adviser will also seek to sell securities of issuers when the cash flow, growth and or financial strength characteristics may have changed or been compromised.

     INVESTMENTS. Under normal circumstances, the Fund invests at least 80% of its total assets in equity securities of companies that the Adviser believes have strong sales, earnings growth and capital appreciation potential. For temporary defensive purposes, the Fund may invest up to 100% of its assets in investment-grade short-term fixed-income securities, enter into repurchase agreements and hold cash. A temporary defensive position could affect the Fund's ability to achieve its investment objective. The Fund may invest up to 10% of the total assets in other income producing securities such as preferred stock or bonds that are convertible into common stock. The Fund may invest up to 20% of its total assets in non-U.S. securities. The Fund may attempt to minimize the effect of a market decline on the value of its securities or stock indices by writing covered call options on securities or stock indices.

SMALL/MID CAP FUND

     The  investment   objective  of  the  Small/Mid  Cap  Fund  is  to  achieve
     above-average total return, consistent with reasonable risks.

     The Fund seeks to achieve its investment objective by investing primarily in common stock and other equity securities of small and mid cap companies. The Adviser selects specific stocks that they believe have are currently undervalued using certain financial measurements, such as their price-to-earnings ratios dividend income potential and earnings power. The Adviser uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and when to sell them for this Fund. Target companies normally have market capitalization of at least 300 million and less than 10 billion. Generally the Adviser attempts to identify companies with growth rates that meet or exceed the S&P Mid-Cap and the Russell 2000 Indices.

     The Fund takes a long-term view of each stock it buys, holding each company until its long-term growth potential no longer meets the Fund's requirements. Generally the Adviser will sell portfolio securities if after a review of the holdings, industry sector, allocation and systematic appraisal, the Adviser believes that the security may have become overvalued. The Adviser will also seek to sell securities of issuers when the cash flow, growth, and or financial strength characteristics may have changed or been compromised.

     INVESTMENTS. Under normal circumstances, the Fund invests at least 80% of its total assets in equity securities of companies that the Adviser believes are undervalued. For temporary defensive purposes, the Fund may invest up to 100% of its assets in investment-grade short-term fixed-income securities, enter into repurchase agreements and hold cash. A temporary defensive position could affect the Fund's ability to achieve its investment objective. The Fund may invest up to 10% of the total assets in other income producing securities such as preferred stock or bonds that are convertible into common stock. The Fund may invest up to 20% of its total assets in non-U.S. securities. The Fund may attempt to minimize the effect of a market decline on the value of its securities or stock indices by writing covered call options on securities or stock indices.

                            NEW ACCOUNT APPLICATION
                              ASHPORT MUTUAL FUNDS
--------------------------------------------------------------------------------

     Please print.

1    REGISTRATION-INDIVIDUAL___ JOINT___(SEE REVERSE)

Account name(s)
               -----------------------------------------------------------

     ---------------------------------------------------------------------
Country of residence
                    ------------------------------------------------------

2    SOCIAL SECURITY      ___-__-____


3    ACCOUNT ADDRESS (SEE REVERSE)

All communication should be delivered to the address indicated below. If I do not indicate the address, all communications should be delivered to my bank/dealer named in Section 8 as my representative.

     ---------------------------------------------------------------------

     ---------------------------------------------------------------------
Telephone
          ----------------------------------------------------------------

4    INITIAL INVESTMENT

Payment must be made in U.S. dollars.

|_|  Check enclosed for $____________________, payable to Ashport Mutual Funds

|_|  Wire transfer for $____________________.

Wire transfer payments should be made to the bank specified on the reverse side of this application.

5    INVESTMENT SELECTION (SEE REVERSE)

Indicate amount to be invested in each Fund.

|_|  Ashport Fixed Income Fund          ("A" shares) $____________________.

|_|  Ashport Large Cap Fund             ("A" shares) $____________________.

|_|  Ashport Mid Cap Fund               ("A" shares) $____________________.

|_|  Ashport Fixed Income Fund          ("C" shares) $____________________.

|_|  Ashport Large Cap Fund             ("C" shares) $____________________.

|_|  Ashport Mid Cap Fund               ("C" shares) $____________________.

6    DISTRIBUTION OPTION (SEE REVERSE)

|_|  Dividends and capital gain and distributions reinvested.
|_|  Dividends and capital gain distributions in cash.
|_|  Dividends in cash and capital gain distributions reinvested.

7    DISTRIBUTION INSTRUCTIONS

Complete the following if distributions are to be paid in cash to an address which differs from Section 2.

|_|  Please mail distribution check as follows:

Name
     ---------------------------------------------------------------------
Address
        ------------------------------------------------------------------

     ---------------------------------------------------------------------

     ---------------------------------------------------------------------

Account Number (if applicable)
                              --------------------------------------------

|_|  Please wire distribution as follows:

Name of bank
            --------------------------------------------------------------
Bank address
            --------------------------------------------------------------

     ---------------------------------------------------------------------

     ---------------------------------------------------------------------

Bank account number
                    ------------------------------------------------------
Bank number
           ---------------------------------------------------------------

8    REDEMPTIONS

If the following is not completed, redemptions may only be requested in writing and checks mailed to the address of record named in Section 2.

|_| I authorize StateTrust to honor redemption instructions given by telex, cable, fax or in any other written from provided that the proceeds are transmitted only to the bank account specified below.

Name of bank
            --------------------------------------------------------------
Bank address
            --------------------------------------------------------------

     ---------------------------------------------------------------------

     ---------------------------------------------------------------------
Bank account number
                   -------------------------------------------------------
Bank number
           ---------------------------------------------------------------

9    BANK/DEALER

We hereby authorize StateTrust to act as our agent in connection with transactions under this Account Application.

Bank/Dealer name
                ----------------------------------------------------------
Branch number (if any)
                      ----------------------------------------------------
Address
       -------------------------------------------------------------------

     ---------------------------------------------------------------------

     ---------------------------------------------------------------------
Telephone number
                ----------------------------------------------------------
Authorized signature
                    ------------------------------------------------------
Account officer name
                    ------------------------------------------------------
Account officer name
                    ------------------------------------------------------

10   CERTIFICATION & SIGNATURE

By signing below, I/we agree to the following provisions and policies.

o  The information provided in this application is true, correct and complete.

o I/we are of legal age and have received and read the prospectus for the Fund(s) in which I am/we are investing and agree to its terms. I/we understand the investment objectives and program and believe that the Fund(s) is/are a suitable investment(s), based upon my/our investment needs and financial situation.

o If more than one applicant signs this application, then such signatories will be deemed to be joint applicants and join owners. A corporation should sign under the hand of a duly authorized official who should state his representative capacity.

o Unless otherwise stipulated or until written notice to the contrary has been received from any of the joint holders who have signed this application, each and any one of the joint holders who have signed this application will be recognized as being entitled to exercise all of the rights attached to the shares issued, including the right to transfer the same.

o  The information herein applies to all exchanges and distribution investments.

Under penalties of perjury, I certify that: the Social Security or Tax Identification Number (TIN) is correct and I am not subject to any backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified or have been notified that I am no longer subject to backup withholding. I am a US person (Including a US resident alien) and the IRS does not require your consent to any provision of this document other than certifications required to avoid back up withholding. I understand that if I do not provide a TIN to the fund within 30 days the fund(s) is require to withholding 30% of all reportable payments until I provide a certified number.

                                                 (Please Complete reverse side.)

I/We acknowledge that I/we have received and read the prospectus and agree to the terms within.

PLEASE SIGN NAME(S) EXACTLY AS IT APPEARS IN SECTION 1.

Signature(s)
            --------------------------------------------------------------
Date
    ----------------------------------------------------------------------

PROVISIONS OF APPLICATIONS

GENERAL PROVISIONS
All investments will be made by StateTrust Investment, as agent for the broker/ dealer, in full and fractional shares carried out to three decimal places. StateTrust shall not be liable for any act or omission made in good faith.

REGISTRATION
Provide full names of investor or nominee. If a joint account, all names must be included. Joint accounts will be registered as joint tenants with rights of survivorship. If a corporation or other organization, the legal name must be given as well as the names and titles of those authorized to give instructions for the account.

DISTRIBUTION OPTION
If no box is checked, dividend and capital gain distributions will be reinvested.

WIRE TRANSFER

A. TO OPEN AN ACCOUNT WITH AN OVER-THE-WIRE PURCHASE. Have your dealer's back office call in advance to obtain a wire number.

B. FOR A NEW ACCOUNT.  You will be asked to provide the  information  needed for
Section 1 though 5 and to confirm that you can provide each of certifications in
Section 9 in the Account Application. You must also complete the Account Application and mail it to StateTrust at the address noted in the prospectus.

C. FOR AN EXISTING ACCOUNT. You will be requested to provide the account number.

D. WIRE FORMAT. Your bank should be instructed to wire the investment as follows:

     BANK:

     ABA NUMBER:

     CREDIT ACCOUNT:

     FURTHER CREDIT:

RISK FACTORS FOR THE LARGE CAP FUND AND THE
SMALL/MID CAP FUND

     Like any investment, an investment in the Large Cap Fund or Small/Mid Cap Fund is subject to risk and you could lose money. While the Funds seek investments that will appreciate in value and/or provide income, the value of the securities could decline and provide no income. Each of the Funds is subject to management risk, the risk that the portfolio manager will fail to achieve the Fund's objective.

     THE LARGE CAP FUND is subject to the risk that its market segment, securities of large cap companies may underperform other market segments or the equity markets as a whole. The Fund may invest in non U.S. securities which may be riskier than U.S. investments. Non-U.S. securities carry the same risks as securities of U.S. companies and the added risks of being traded in less liquid markets than U.S. securities. Non-U.S. securities are also issued by companies that are not subject to U.S. reporting requirements and involve political systems, economies and markets that may not be as developed as in the U.S.

     THE SMALL/MID CAP FUND is subject to the risk that its market segment, securities of small and mid-cap companies may underperform other market segments or the equity markets as a whole. The values of securities of smaller, less well known issuers can perform differently from the market as a whole and can be more volatile than that of larger issuers. The Fund may invest in non U.S. securities which may be riskier than U.S. investments. Non-U.S. securities carry the same risks as securities of U.S. companies and the added risks of being traded in less liquid markets than U.S. securities. Non-U.S. securities are also issued by companies that are not subject to U.S. reporting requirements and involve political systems, economies and markets that may not be as developed as in the U.S.

FIXED INCOME FUND

     The investment objective of the Fixed Income Fund is to achieve high income and capital appreciation consistent with risk control.

     The Fund seeks to achieve its objective by investing in debt securities that the Adviser believes will maximize income at a level consistent with risk control. The Adviser uses its own fundamental research, computer models and proprietary measures of bond and maturity selection in managing the Fund by allocating assets across different market sectors and maturities. The average maturity of this Fund's portfolio will be adjusted based on the Adviser's assessment of relative yields on debt securities and expectations of future interest patterns. Normally the Fund will invest at least 80% of its assets in debt securities of all types. Under normal circumstances, the Fund may invest at least 65% of the value of its total assets in a combination of U.S. dollar denominated bonds of non-U.S. issuers, mortgage backed securities, asset backed securities, receivable-backed securities, floating or variable rate corporate debt instruments, convertible bonds (and the corresponding stock, if converted) and preferred stock. However, the Fund may hold up to 100% of its assets in cash and short-term fixed income securities and may enter into repurchase agreements for temporary defensive purposes. A temporary defensive position could affect the Fund's ability to achieve its investment objective.

     The Fund takes a long-term view of each security it buys, holding each note until its long-term growth potential no longer meets the Fund's requirements. Generally the Adviser will sell portfolio securities if after a review of the holdings, industry sector, allocation and systematic appraisal, the Adviser believes that the security may have become overvalued. The Adviser will also seek to sell securities of issuers when the cash flow, growth and or financial strength characteristics may have changed or been compromised. In addition, as each issue undergoes a thorough credit and quality analysis, the Adviser will sell when the credit or quality of the bond has slipped to a poor quality rating.

     INVESTMENTS. The Fund may invest in bonds, including municipal bonds (taxable and tax exempt) and other debt securities rated Aaa, Aa, A or MIG-1 by Moody's Investors Service, Inc. ("Moodys"), or AAA, AA, A or SP-1 by Standard & Poor's Ratings Group ("S&P"), U.S. Government Securities, obligations issued or guaranteed by national or state bank holding companies, and commercial paper rated Prime-1 by Moody's or A-1+ or A-1 by S&P. The Fund may also invest not more than 20% of its total assets in lower-rated debt securities that are not rated below BBB or SP-2 by S&P or Baa or MIG-2 by Moody's to the extent the Adviser views such investments as consistent with this Fund's investment objective.

     While this Fund seeks investments that will satisfy the investment objective, the Fund's investments could decline in value and you could lose money. Concerns about an issuer's ability to repay its borrowings or to pay interest will adversely affect the value of the securities. The Adviser seeks to limit this risk generally by selecting higher-quality debt securities. The Fund is also subject to management risk, the risk that the portfolio manager will fail to meet the Fund's objective. Other risks include interest rate risk, which relates to changes in the value of the bonds as interest rates change.

ADDITIONAL INVESTMENT POLICIES
--------------------------------------------------------------------------------

CHANGE IN MARKET CAPITALIZATION

     The Large Cap Fund and the Small/Mid Cap Fund specify a market capitalization range for acquiring portfolio securities. If a security that is within the range for a Fund at the time of purchase later falls outside the range, which is most likely to happen because of market growth, the Fund may continue to hold the security if, in the Adviser's judgement, the security remains otherwise consistent with the Fund's investment goal and strategies.

TERMINATION OF FUND

     There can be no assurance that the Funds as an enterprise will be successful or will continue to operate indefinitely. The Trustees may determine to close and liquidate a Fund at any time, which may have adverse tax consequences to that Fund's shareholders. In the event of a liquidation, shareholders will receive a liquidating distribution in cash equal to their proportionate interest in the Fund. A liquidating distribution may be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholders basis in his or her shares of the Fund.

NON-U.S. SECURITIES

     The Funds may each invest in non-U.S. securities. There are additional risks involved in investing in non-U.S. securities. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, and the possible imposition of currency exchange blockages. In addition, there are risks associated with future adverse political and economic developments and a limited availability of public information concerning issuers. Non-U.S. issuers typically are subject to different accounting, auditing and financial reporting standards. Securities of many non-U.S. companies may be less liquid and their prices more volatile than those of domestic companies. There is a possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of Funds or other assets of a non-U.S. issuer, including the withholding of dividends.

OPTIONS

     A call option is a contract that gives the holder the right to buy from the seller the security underlying the call option at a pre-determined price while a put option is a contract that gives the buyer the right to require the seller to purchase the security underlying the put option at a pre-determined price. The Large Cap and Small/Mid Funds may write covered call options on individual securities or stock indices. For these Funds, this practice will only be used to minimize the effect of a market decline in the value of securities in their respective portfolios. We cannot guarantee that, should a Fund seek to enter into such transactions, it could do so at all or on terms that are acceptable.

INVESTMENT ADVISER
--------------------------------------------------------------------------------

     StateTrust Capital, LLC (the "Adviser" or "StateTrust") with offices at 800 Brickell Avenue, Miami, Florida 33131 serves as investment adviser, for the Funds. The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities. The Adviser is registered as an investment adviser with the Securities and Exchange Commission.

     The Investment Adviser is a Delaware Limited Liability Corporation and has been registered as an investment adviser in the State of Florida since April 2000. The Adviser also serves as adviser for the Ashport Offshore Funds.

PORTFOLIO MANAGER

     David Vurgait is a shareholder, director and adviser of the Investment Adviser. Mr. Vurgait will be serving as part of the portfolio management team for the Funds. Prior to founding The StateTrust Group in 1999, Mr. Vurgait served as Vice President of the Corporate Finance area of Andino Capital Markets, Inc. (ACM ) from 1996 through 1999. Prior to 1996, Mr. Vurgait served as a Senior Associate for Booz Allen & Hamilton, Andean Region. Mr. Vurgait is a graduate of The Wharton School, McGill University and Universidad Simon Bolivar.

     Mr. Joseph Turnes will serve as the primary portfolio manager for each of the Funds. Mr. Turnes joined StateTrust Capital in March, 2002 as the Chief Executive Officer of StateTrust Wealth Management Group. He has oversight over the equity and fixed-income investment programs for StateTrust Capital. Prior to joining StateTrust, Mr. Turnes served as a Senior Vice President at Salomon Smith Barney and was responsible for managing the equity and fixed income assets for high net worth individuals and families. He is a graduate of Catholic University of America.

     The Large Cap Fund and the Small/Mid Cap Fund each pay the Adviser an annual fee payable monthly of 1.25% of the average daily net assets of the Fund. The Fixed Income Fund pays the Adviser an annual fee payable monthly of .50% of the average daily net assets of the Fund. In the interest of limiting expenses of the Funds, the Adviser has agreed to waive or limit its fees and to assume other expense so that the total operating expenses of the Funds will not exceed 3.5% in one year.

PURCHASES AND REDEEMING FUND SHARES
--------------------------------------------------------------------------------

     You may open an account with an initial investment of $500. To open the account you must complete an application and send it along with a check made payable to the Ashport Mutual Funds by mail to:

          Ashport Mutual Funds
          c/o StateTrust Capital, LLC
          800 Brickell Avenue
          Miami, FL 33131

     You may open an account by telephone or wire by calling the transfer agent at 888-282-2290 to receive an account number. Complete and mail the application with the new account number to:

          Ashport Mutual Funds
          c/o StateTrust Capital, LLC
          800 Brickell Avenue
          Miami, FL 33131

     To wire funds you must provide your bank with funds and the following information:

          First Union Bank
          ABA # 031-201-467
          c/o Ashport Mutual Funds

     For credit to the account of the Fund

     For further credit to the shareholder account number, your name, account number, and name of Fund.

     Additional investments ($250.00 minimum) may be made in the same way by sending a check made payable to the Ashport Funds and including your name and account number. The offering price of fund shares is the net asset value plus the applicable sales charge.

     You may sell your shares by calling the Funds at 888-282-2290. Proceeds of the redemption will be mailed to your address of record at the NAV next calculated after your redemption request is received. Ordinarily, the Fund will issue your redemption check within 7 business days after the transfer agent receives your redemption request. However, if your investment was made by check, the Fund may delay sending the check until the investment check has cleared. The Fund may reject any purchase order. There will be a $25.00 charge for a wire transfer redemption.

     By telephone, you may use Ashport's telephone redemption procedure to redeem shares valuing less than $100,000. For amounts over $100,000 a letter with a signature guarantee by a bank, broker/dealer or certain other financial institutions.

TRANSFER WITHIN THE ASHPORT FAMILY

     Any shareholder may at any time transfer in some or all of their investment from one Fund to another within the same Class of shares by redeeming from one Fund and subscribing to the other. However, any transfer from the Ashport Fixed Income Fund Inc. to any of the other Funds shall cause an additional sales charge of the difference between the up front sales charges described above. To exchange your shares, send a letter to Ashport's investor services. Telephone exchanges are currently available up to $100,000.

ABUSIVE TRADING PRACTICES

     To minimize harm to the Funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to a Fund. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

     The Funds have an Anti-Money Laundering Program in place and conduct verification of new shareholders. The Funds may be required to "freeze" your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

NET ASSET VALUE
--------------------------------------------------------------------------------

     The net asset value per share (or "NAV") is determined separately for each class by taking the total assets of the Fund and subtracting its total liabilities and then dividing the difference by the total number of shares outstanding in each class. The NAV is determined as of the close of the New York Stock Exchange each day that the New York Stock Exchange is open for trading. The price at which a purchase or redemption is effected is based on the next calculation of NAV after the order is placed. In calculating the NAV each Fund's investments are valued at their current market value determined on the basis of market quotations or, if such quotations are not available, such other method as the Trustees of the Funds believe in good faith would accurately reflect their fair value.

CLASSES OF FUND SHARES
--------------------------------------------------------------------------------

     Each Fund offers two classes of shares which impose different sales charges. The differences between the classes are described as follows:

     --------------------------------------------------------------------
     Class A shares:          Sales Charge as a %     Sales Charge as a %
                                Purchase Amount        of Offering Price
     --------------------------------------------------------------------
                              Less than $100,000             4.75%
     --------------------------------------------------------------------
                              $100,000-$249,999              4.00%
     --------------------------------------------------------------------
                              $250,000-$499,999              3.00%
     --------------------------------------------------------------------
                              $500,000-and over              2.25%
     --------------------------------------------------------------------
     Class C shares:          $1 and over                    1.00%
     --------------------------------------------------------------------

     Each class of shares is identical in all respects except that each class bears different distribution and service fees corresponding with the different sales charge rates. Class A shares have a Distribution (12b-1) and Service Fee of .25% of the average daily net assets of each Fund. Class C shares have a Distribution (12b-1) and Service Fee of 1.00% for eight years, after which time your shares are automatically converted to Class A Shares. There are no sales charges imposed on the conversion.

     The minimum initial investment amount for the funds is $500. The minimum subsequent purchase amount for the portfolio is $250.

     Statements. Each time there is activity in your account, i.e. a purchase or sale, the Funds will mail you a confirmation reflecting the transaction and your new share balance. All shareholders receive quarterly statements reflecting the market value of their account(s) at the end of the period and any dividend distributions during the period.


     Distribution and Service Fees: Distribution and Service Fees are used to compensate the Funds' Distributor ("Distributor") for expenses incurred to promote the sale of shares and the servicing of accounts of each Fund.

     Distribution fees also allow the Distributor to compensate broker-dealers or other persons for providing distribution assistance, as well as financial intermediaries for providing administrative and accounting services for their account holders.

DIVIDEND AND DISTRIBUTION INFORMATION
--------------------------------------------------------------------------------

     The Funds distribute at least annually any net investment income and any net realized capital gains. The Funds may also make distributions on a more frequent basis to comply with Federal tax requirements. For purposes of this calculation, net investment income consists of all accrued interest income on Fund assets less the Fund's expenses applicable to that dividend period.

     For your convenience, dividends and capital gains are automatically reinvested in your Fund. If you elect to have distributions paid in cash, the Funds will mail a check to your address of record or your Ashport Funds Account may be credited instead of purchasing more shares of your Fund. There are no sales charges on dividend reinvestment.

TAXES
--------------------------------------------------------------------------------

     As with any investment, you should consider how your investment in the Funds would be taxed. If your account is not a tax-deferred retirement account, you should be aware of the following tax consequences. For federal income tax purposes, a Fund's income and short-term capital gain distributions are taxed as ordinary income. Long-term capital gain distributions are taxed as capital gains. Your distributions may also be subject to state and local income taxes. The distributions are taxable when they are paid, whether you receive them in cash or participate in the dividend reinvestment program. It is anticipated that each January, Ashport Mutual Funds will mail you a form indicating the federal tax status of dividends and capital gains distributions earned from your securities, including the Funds, held within your Account. For individuals, long-term capital gains are generally subject to a maximum tax rate of 20%. If you hold shares in a tax-deferred retirement account, your distributions will be taxed when you receive a distribution from your tax-deferred account.

     When you redeem your shares, the tax treatment of any gains or losses may be affected by the length of time for which you hold your shares.

     As a shareholder, you must provide the funds with correct taxpayer identification number (generally your Social Security number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the funds to withhold 31% of your taxable distributions and redemptions. Federal law also requires the Ashport Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain non-resident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

     Please see the "Statement of Additional Information" for your Fund for more information on the tax consequences of your investment. You should also consult your own tax adviser for further information.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The following table is intended to help you understand the Funds' financial performance. Total return in the table represents the rate an investor would have earned (or lost) on an investment in the Funds assuming the reinvestment of all distributions. This information has been audited by Kaufman Rossin & Co. The Funds' financial statements and the auditors' report are included in the Annual Report, which is available upon request, without charge.

PER SHARE OPERATING PERFORMANCE
For the Period from Inception (December 20, 2001) through November 30, 2002

                                       LARGE CAP      SMALL/CAP    FIXED INCOME
                                         SERIES         SERIES        SERIES
Net Asset Value
Beginning  of Period                  $    10.00     $    10.00     $    10.00
--------------------------------------------------------------------------------
Operations:
Net Investment Income (Loss)               (0.16)         (0.20)          0.21
--------------------------------------------------------------------------------
Net Realized and  Unrealized
Gain (Loss) on Investments                 (2.31)          0.03          (0.67)
--------------------------------------------------------------------------------
Total to Operations                        (2.47)         (0.17)         (0.46)
--------------------------------------------------------------------------------
Net Asset Value, End of Period        $     7.53     $     9.83     $     9.54
--------------------------------------------------------------------------------
Total Return (Loss)1                      (24.70%)        (1.70%)        (4.60%)
--------------------------------------------------------------------------------

RATIOS AND SUPPLEMENTAL DATA
For the Period from Inception (December 20, 2001) through November 30, 2002

                                       LARGE CAP      SMALL/CAP    FIXED INCOME
                                         SERIES         SERIES        SERIES

Net Asset Value
Beginning  of Period                  $   34,327     $   51,088     $   31,788
--------------------------------------------------------------------------------
Ratio of Expenses Before Excess
Expense Reimbursement to
Average Net Assets2                        87.30%         70.92%         75.61%
Ratio of Excess Expense
Reimbursement to
Average Net Assets2                       (83.38%)       (67.01%)       (71.69%)
--------------------------------------------------------------------------------
Ratio of Expenses to
Average Net Assets2                         3.92%          3.91%          3.92%
Ratio of Investment Income
(Loss) - Net to Average Net Assets         (2.73%)        (3.16%)         2.33%
--------------------------------------------------------------------------------
Portfolio Turnover Rate                      298%             9%           148%
--------------------------------------------------------------------------------

1    Sales fees are not reflected and total return is not annualized.
2    Annualized

PRIVACY INFORMATION STATEMENT
--------------------------------------------------------------------------------

As required by the Securities and Exchange Commission and the Federal Trade Commission, the Privacy Policy below explains our handling of information that we have in our records that is personal and private to you. It reiterates our commitment to keeping that information private.

In the course of doing business with you, we collect nonpublic information about you from the following sources:

     o    Information we receive from you on applications  or other forms,  such
          as  social   security   numbers,   personal   financial   information,
          occupation, and birth date;

     o Information about your transactions with us, our affiliates or others such as payment history, account balances, assets, past transactions; and

     o Information we collect from you through your account inquiries by mail, e-mail or telephone.

We do not disclose any nonpublic personal information about our customers or former customers to any nonaffiliated third party, except with prior consent or as permitted by law. Disclosure permitted by law includes information to our service providers, such as the transfer agent, custodian, shareholder communication firms, consultants and clearing firms. We only share with these service providers the information they need to provide those services and they are required to use this information only to provide the services.

We maintain physical, electronic and procedural safeguards to ensure the integrity and confidentiality of your nonpublic personal information in the manner described above.

FOR MORE INFORMATION

General Information and Other Available Information
--------------------------------------------------------------------------------

     The Funds send out a semi-annual report and an annual report to shareholders of the Ashport Funds. These reports include a list of the Funds' investments and financial statements. The annual report will contain a statement from the Funds' Adviser discussing market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

     The Funds have a Statement of Additional Information that contains additional information on all aspects of the Funds and is incorporated by reference into this Prospectus. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is available for review at the SEC's Public Reference Room in Washington, DC (1-202-942-8090) or email to the SEC at publicinfo@sec.gov or visit the SEC's web site at http://www.sec.gov. You can also obtain copies of Fund documents filed with the SEC by writing:

                       Securities and Exchange Commission
                            Public Reference Section
                            Washington, DC 20549-6009
                 Payment of a duplicating fee may be required. .

     Shareholders may obtain any of these documents free of charge and may request other information about the Funds by calling Ashport Funds at
     (888)282-2290 or go to www.funds@statetrust.com

     Ashport Mutual Funds
     SEC file number: 811-10301


                               Investment Adviser
                             StateTrust Capital LLC
                                 Miami, FL 33131

                         Administrator & Transfer Agent
                             StateTrust Capital LLC
                                 Miami, FL 33131

                                    Auditors
                             Kaufman Rossin and Co.
                            2699 South Bayshore Drive
                                 Miami, FL 33131

                                    Custodian
                                    Wachovia
                             123 South Broad Street
                             Philadelphia, PA 19109

                                   Distributor
                              StateTrust Securities
                                 Miami, FL 33131

ASHPORT MUTUAL FUNDS
800 Brickell Avenue, Suite 103
Miami, FL  33131
Toll Free (888)282-2290

                       STATEMENT OF ADDITIONAL INFORMATION

                                                                   June 12, 2003

     This Statement of Additional Information relates to the Ashport Large Cap Fund, Ashport Small/ Mid Cap Fund and Ashport Fixed Income Fund. Each Fund is a series of the Ashport Mutual Funds (the "Ashport Funds" or the "Funds"). This Statement of Additional Information is not a prospectus and should be read in conjunction with the Funds' current Prospectus dated June 12, 2003, as supplemented from time to time, which is incorporated herein by reference. A copy of the Prospectus may be obtained by contacting the Funds at the address or telephone number listed above.

                                TABLE OF CONTENTS
FUND HISTORY..............................................................
INVESTMENT POLICIES AND RESTRICTIONS......................................
FUNDAMENTAL INVESTMENT RESTRICTIONS
MANAGEMENT................................................................
   Trustees of the Trust
   Adviser................................................................
Distribution Plan.........................................................

   Administrator..........................................................
   Custodian..............................................................
   Independent Accountant and Legal Counsel...............................
   Control
   Persons................................................................
   Code of Ethics.........................................................
PURCHASES, REDEMPTIONS, AND EXCHANGES
DIVIDENDS, DISTRIBUTIONS AND TAXES
PORTFOLIO TRANSACTIONS....................................................
PORTFOLIO TURNOVER........................................................
INVESTMENT PERFORMANCE INFORMATION........................................
GENERAL INFORMATION.......................................................
   Organization and Capitalization........................................
   Additional Information.................................................
APPENDIX A................................................................

                                  FUND HISTORY

     The Ashport Mutual Funds (the "Trust") is an open-end management investment company organized on May 21, 2001 as a Massachusetts business trust. Its shares are currently divided into three series, the Large Cap Fund (the "Large Cap Fund"), the Small/Mid Cap Fund (the "Small/Mid Cap Fund"), and Fixed Income Fund (the "Fixed Income Fund") collectively referred to as the "Funds." The Funds have an unlimited number of authorized shares of beneficial interest, par value $.001 per share, which may, without shareholder approval, be divided into an unlimited number of series and an unlimited number of classes.

                      INVESTMENT POLICIES AND RESTRICTIONS

     The following investment policies and restrictions supplement and should be read in conjunction with the information set forth under the heading "Investment Objectives and Policies" in the Funds' Prospectus. Except as noted in the Prospectus, each Fund's investment policies are not fundamental and may be changed by the Trustees of the Funds without shareholder approval. Each Fund's fundamental investment restrictions may not be changed without shareholder approval as defined in "Fundamental Investment Restrictions" in this Statement of Additional Information.

     Warrants. The Funds each may invest up to 5% of their respective total assets in warrants. Warrants may be considered more speculative than certain other types of investments due to the following:

     (1) Holders are not entitled to dividends or voting rights with respect to the underlying securities;
     (2) Warrants do not represent any rights to the assets of the issuing company;
     (3) A warrant's value does not necessarily change in proportion to the value of the underlying securities; and
     (4) A warrant ceases to have value if it is not exercised prior to the expiration date.

     Non-U.S. Securities. The Funds may invest up to 20% of the value of their respective total assets in non-U.S. securities. Investment in non-U.S. securities involves certain risks not ordinarily associated with investments in securities of domestic issuers. These risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. With respect to certain countries, there is also the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

     There may be less publicly available information about a non-U.S. company than about a U.S. company. Non-U.S. companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those to which U.S. companies are subject. Non-U.S. securities markets, while growing in volume, generally have substantially less trading volume than securities of comparable U.S. companies. Transaction costs of investing in non-U.S. securities markets generally are higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Funds may have greater difficulty taking appropriate legal action in non-U.S. courts. Non-U.S. markets also have different clearance and settlement procedures, which in some markets have at times failed to keep pace with the volume of transactions, thereby creating substantial delays and settlement failures that could adversely affect a Fund's performance. Dividend and interest income from non-U.S. securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Funds or investors.

     Options. The Funds may purchase and sell call and put options for the purpose of hedging against a decline in the value of their respective portfolio securities.

     A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities or currency subject to the option at a specified price (the exercise price or strike price). The writer, or seller, of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When a Fund writes a call option, that Fund gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open.

     A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. A Fund that sells a put option might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

     If a Fund desires to sell a particular security from its portfolio on which it has written an option, the Fund will seek to effect a closing purchase transaction prior to or concurrently with the sale of the security. A closing purchase transaction is a transaction in which an investor who is obligated as a writer of an option terminates his obligation by purchasing an option of the same series as the option previously written. (Such a purchase does not result in the ownership of an option). A Fund may enter into a closing purchase transaction to realize a profit on a previously written option or to enable the Fund to write another option on the underlying security with either a different exercise price or expiration date or both. A Fund realizes a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option.

     A Fund will write only fully "covered" options. An option is fully covered if at all times during the option period, the Fund writing the option owns either (i) the underlying securities, or securities convertible into or carrying rights to acquire the optioned securities at no additional cost, or (ii) an offsetting call option on the same securities at the same or a lower price.

     A Fund may not write a call option if, as a result thereof, the aggregate of such Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 10% of its total assets. The Funds may also purchase and sell financial futures contracts and options thereon for hedging and risk management purposes and to enhance gains as permitted by the Commodity Futures Trading Commission (the "CFTC").

     A Fund may also purchase and sell securities index options. Securities index options are similar to options on specific securities. However, because options on securities indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying securities index on the exercise date. When a Fund writes an option on a securities index, it will establish a segregated account with its custodian in which it will deposit cash or high quality short-term obligations or a combination of both with a value equal to or greater than the market value of the option and will maintain the account while the option is open.

     Each Fund's successful use of options and financial futures depends on the ability of the Adviser to predict the direction of the market and is subject to the following additional risks; (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security . There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

     To the extent that puts, calls, straddles, and similar investment strategies involve instruments regulated by the CFTC, each Fund is limited to an investment not in excess of 5% of its total assets, except that each Fund may purchase and sell such instruments, without limitation, for bona fide hedging purposes.

     Repurchase Agreements. The Funds may enter into "repurchase agreements" with member banks of the Federal Reserve System, "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities or with any domestic broker/dealer which is recognized as a reporting government securities dealer. Repurchase agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Funds require continual maintenance of collateral with the Custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of a repurchase agreement. In the event a vendor defaults on its repurchase obligation, a Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes the subject of bankruptcy proceedings, a Fund might be delayed in selling the collateral.

     Reverse Repurchase Agreements. The Funds may also enter into reverse repurchase agreements. Under a reverse repurchase agreement a Fund would sell securities and agree to repurchase them at a mutually agreed upon date and price. At the time a Fund enters into a reverse repurchase agreement, it would establish and maintain with an approved custodian a segregated account containing liquid high-grade securities having a value not less than the repurchase price. Reverse repurchase agreements involve the risk that the market value of the securities subject to such agreement could decline below the repurchase price to be paid by a Fund for such securities. In the event the buyer of securities under a reverse repurchase agreement filed for bankruptcy or became insolvent, such buyer or receiver would receive an extension of time to determine whether to enforce a Fund's obligations to repurchase the securities and a Fund's use of the proceeds of the reverse repurchase could effectively be restricted pending such decision. Reverse repurchase agreements create leverage, a speculative factor, but are not considered senior securities by the Funds or the Securities and Exchange Commission ("SEC") to the extent liquid high-grade debt securities are segregated in an amount at least equal to the amount of the liability.

     Illiquid Investments. The Funds may invest up to 15% of its assets in illiquid investments. Under the supervision of the Trustees, the Adviser determines the liquidity of a Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of that Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to such Fund's limitations on investments in illiquid securities.

     Borrowing. Each Fund may borrow up to one-third of the value of its total assets from banks to increase its holdings of portfolio securities or for other purposes. Under the Investment Company Act of 1940, as amended (the "1940 Act"), each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds. If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, a Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund's debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time. The Adviser does not currently intend to engage in borrowing transactions.

     Securities Lending. The Funds may seek to receive or increase income by lending their respective portfolio securities. Under present regulatory policies, such loans may be made to member firms of the New York Stock Exchange and are required to be secured continuously by collateral held by the Custodian consisting of cash, cash equivalents or U.S. Government Securities maintained in an amount at least equal to the market value of the securities loaned. Accordingly, the Funds will continuously secure the lending of portfolio securities by collateral held by the Custodian consisting of cash, cash equivalents or U.S. Government Securities maintained in an amount at least equal to the market value of the securities loaned. The Funds have the right to call such a loan and obtain the securities loaned at any time on five days notice. Cash collateral may be invested in fixed income securities rated at minimum grade by S&P or Moody's. As is the case with any extension of credit, loans of portfolio securities involve special risks in the event that the borrower should be unable to repay the loan, including delays or inability to recover the loaned securities or foreclose against the collateral. The aggregate value of securities loaned by a Fund may not exceed 33 1/3% of the value of the Fund's total assets. If the assets fall below the 300% coverage point, the Fund will decrease the borrowing.

     When Issued, Delayed Delivery Securities and Forward Commitments. The Funds may, to the extent consistent with their other investment policies and restrictions, enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization, or debt restructuring, i.e., a when, as and if issued security.

     When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While a Fund will only enter into a forward commitment with the intention of actually acquiring the security, such Fund may sell the security before the settlement date if it is deemed advisable.

     Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to a Fund prior to the settlement date. Each Fund will segregate with its Custodian cash or liquid high-grade securities in an aggregate amount at least equal to the amount of its respective outstanding forward commitments.

     Short Selling. In these transactions, a Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a Fund must borrow the security to make a delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.

     Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Funds' net assets. The Funds may not make a short sale which results in the Funds having sold short in the aggregate more than 10% of the outstanding securities of any class of an issuer.

     The Funds also may make short sales "against the box" in which the Fund enters into a short sale of a security it owns.

     Until the Funds close out their short position or replace the borrowed security, they will: (a) maintain a segregated account, containing permissible liquid assets, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral always equals the current value of the security sold short; or (b) otherwise cover their short position.

     U.S. Government Obligations. The Funds may invest in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" U.S. Treasury obligations ("Stripped Treasury Obligations") such as Treasury receipts issued by the U.S. Treasury representing either future interest or principal payments. Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. Treasury bills have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises.

     Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury, the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported by the issuer's right to borrow specific amounts from the U.S. Treasury, the discretionary authority of the U.S. government to purchase certain obligations from such agencies or instrumentalities, or the credit of the agency or instrumentality.

See Appendix A for a description of ratings.

     Temporary Defensive Position. When the Adviser believes market or economic conditions are unfavorable for investors, the Adviser may invest up to 100% of any Fund's net assets in a temporary defensive manner or hold a substantial portion of its net assets in cash, cash equivalents, or other short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the underlying fund investments in which the Fund normally invests, or the U.S. economy. Temporary defensive investments generally may include U.S. government securities, certificates of deposit, high-grade commercial paper, repurchase agreements, money market fund shares, and other money market equivalents. The Adviser also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

                       Fundamental Investment Restrictions

     The following fundamental investment restrictions may not be changed with respect to a Fund without the approval of a majority of the shareholders of that Fund, which means the affirmative vote of the holders of (a) 67% or more of the shares of that Fund represented at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (b) more than 50% of the outstanding shares of that Fund, whichever is less. Except as set forth in the Prospectus, all other investment policies or practices are considered by each Fund not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

     The following investment restrictions are applicable to each of the Funds. Briefly, these restrictions provide that a Fund may not:

          (1) purchase the securities of any one issuer, other than the United States Government, or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;

          (2) invest 25% or more of the value of its total assets in any one industry, provided that, for purposes of this policy, consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries;

          (3) issue senior securities in excess of 33 1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies. A Fund's obligations under swaps are not treated as senior securities;

          (4) borrow money (including on margin if margin securities are owned and enter into reverse repurchase agreements) in excess of 33 1/3% of its total assets except that the Fund may borrow up to 5% of its total assets for temporary purposes;

          (5) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Fund's investment objectives and policies or the acquisition of securities subject to repurchase agreements;

          (6) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities a Fund may be deemed to be an underwriter;

          (7) purchase real estate or interests therein;

          (8) purchase or sell commodities or commodities contracts except for purposes, and only to the extent, permitted by applicable law without the Fund becoming subject to registration with the CFTC as a commodity pool;

          (9) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Fund's total assets and the Fund's aggregate short sales of a particular class of securities do not exceed 25% of the then outstanding securities of that class; or

          (10) invest in oil, gas or other mineral leases.

                             MANAGEMENT OF THE FUNDS

     The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which certain companies provide essential management services to the Trust. The Trustees maintain a nomination,valuation, compliance and audit committees comprised of the independent trustees. The Trustees have also established a Legal Compliance Committee comprised of the independent trustees and David Vurgait.

     The Trustees and principal officers of the Funds, their ages and their primary occupations during the past five years are set forth below. Unless otherwise specified, the address of each such person is 800 Brickell Avenue, Miami, Florida. Those Trustees whose names are preceded by an asterisk are "interested persons" of the Funds as defined by the 1940 Act.

-------------------------------------------------------------------------------------------------------------------------------
Name, Address and Age  Position(s)     Term of         Principal Occupation(s) During Past 5      Number of    Other
                       Held with       Office and      Years                                      Portfolios   Trusteeships
                       Funds           Length of                                                  in Fund      held by Trustee
                                       Time Served                                                Complex
                                                                                                  Overseen
                                                                                                  by Trustee
-------------------------------------------------------------------------------------------------------------------------------
David Vugait, 36       Trustee and     2001            Director and adviser of the                3            [None]
                       President                       Adviser, President of the
                                                       Distributor and primary
                                                       portfolio manager for the
                                                       Funds.  Prior to founding The
                                                       StateTrust Group in 1999, Mr.
                                                       Vurgait served as Vice
                                                       President of the Corporate
                                                       Finance area of Andino Capital
                                                       Markets, Inc. (ACM ) from 1996
                                                       through 1999.
-------------------------------------------------------------------------------------------------------------------------------
Jeffrey W. Cimbal,     Trustee and     2001            Chief operating officer of the             3            [None]
CPA, CFP, 43           Chief                           Adviser and Chief Compliance
                       Financial                       Officer for the Distributor.
                                                       Prior to joining the Investment
                                                       Manager in 2000, Mr. Cimbal
                                                       served as Vice President and
                                                       CFO for CecWest Securities,
                                                       Inc. an NASD registered
                                                       brokerage firm from 1986
                                                       through 2000.
-------------------------------------------------------------------------------------------------------------------------------
W. Brian Barrett,      Trustee         2001            Chartered Financial Analyst.               3            [None]
CFA, 46                                                Associate professor of Finance
                                                       with the University of Miami.
-------------------------------------------------------------------------------------------------------------------------------
Jamie Maya, 45.        Trustee         2001            Mr. Maya has served as a                   3            [None]
                                                       Certified Public Accountant
                                                       since 1985.
-------------------------------------------------------------------------------------------------------------------------------
Thomas R. Robinson,    Trustee         2001            Associate Professor of                     3            [None]
CFA, 44                                                Accounting with the University
                                                       of Miami.  From August 1992 to
                                                       May 1999, served as an
                                                       assistant professor of
                                                       accounting with the University
                                                       of Miami.  Serves as a
                                                       consultant in the areas of
                                                       accounting, financial statement
                                                       analysis, investments and
                                                       valuation for law firms,
                                                       accounting firms, professional
                                                       organizations and government
                                                       agencies.
-------------------------------------------------------------------------------------------------------------------------------

The Board of Trustees has established 3 standing committees in connection with their governance of the Funds. Audit, Pricing and Compliance Oversight.

The Audit Committee consists of 3 members: W. Brian Barrett, Jamie Maya and Thomas Robinson. The functions performed by the Audit Committee include, among other things, considering the matters pertaining to the Trust's financial records and internal accounting controls and acting as principal liaison between the Board of Trustees and the Trust's independent auditors.

The Nominating Committee consists of 3 members: W. Brian Barrett, Jamie Maya and Thomas Robinson. The functions performed by the Nominating Committee include, to provide candidates for nomination to the Board of Trustees in the event of a vacancy or need to add an additional board member.

The Pricing Committee consists of 2 members: David Vurgait and one of the Independent Trustees. The Pricing Committee in conjunction with the Adviser is responsible for determining fair valuation and market valuation of the Funds' securities when such determination involve the exercise of judgement.

The Compliance Oversight Committee consists of 4 members: W. Brian Barrett, Jamie Maya, Thomas Robinson and David Vurgait. The functions performed by the Compliance Oversight Committee in conjunction with the Funds' service providers is to review certain compliance matters affecting the Funds.

The following table sets forth certain information regarding the expected compensation of the Funds' Trustees and officers. Except as disclosed below, no executive officer or person affiliated with he Funds received compensation from the Funds.

                               Compensation Table

                                                              Pension or                       Total Compensation
                                                              Retirement                           From Trust
                                                           Benefits Accrued                         And Fund
                                            Aggregate      As Part of Trust  Estimated Annual       Complex
                                          Compensation         Expenses       Benefits Upon          Paid to
                                              From                              Retirement          Trustees
Name and Position                           Trust(1)
David Vurgait, Trustee and President           $ 0               None              None                $ ()
W. Brian Barrett, Independent Trustee        $1,000.             None              None               $1,000
Jeffrey W. Cimbal, Trustee, CFO, COO           $ 0               None              None                $ 0
Jamie Maya, Independent Trustee              $1,000              None              None               $1,000
Thomas Robinson, Independent Trustee         $1,000              None              None               $1,000

--------------------
(1) The Ashport Funds pays each independent Trustee approximately $500.00 per regularly scheduled board meeting. The Funds paid the independent trustees [$2,000] in the aggregate per person in each fiscal year.
(2) The parenthetical number represents the number of portfolios (including the Ashport Funds) for which such person acts as Trustee that are considered part of the same fund complex as the Funds.

     The Trustees of the Ashport Funds who are officers or employees of the Adviser or any of its affiliates receive no remuneration from the Funds. Each of the Trustees who are not affiliated with the Adviser are paid a $500. fee for each regularly scheduled board meeting attended.

Adviser

The Investment Advisory Agreement was approved by the Board of Trustees of the Funds on July 17, 2001 and by the then shareholders on December 20, 2001 and became effective on and is dated December 20, 2001. The Investment Advisory Agreement continues in force for an initial twenty four month period and then in successive twelve month periods provided that such continuation is specifically approved by a majority vote of the Trustees who neither are interested persons of the Funds nor have any direct or indirect financial interest in the Investment Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval or by a vote of the outstanding voting securities of the Funds.

     Under its Advisory Agreement with the Funds, the Adviser is responsible for the day to day management of each of the Funds in accordance with their investment objectives and policies. Furthermore, the Adviser is responsible for the investment performance of each of the Funds. For its services, the Adviser receives an annual advisory fee of 1.25% of the Large Cap and Small/Mid Cap Funds' average daily net assets and .50% of the Fixed Income Fund's average daily net assets. The advisory fee is calculated and accrued daily and paid monthly. The Adviser pays all of its expenses arising from the performance of its obligations under the Advisory Agreement, including the expenses of the Trustees and Officers of the Trust who are employees of the Adviser or its affiliates.

     The Adviser has entered into an expense reimbursement contract with the Funds capping the overall expenses at 3.50% of the average daily net assets of each Fund. This contract is for a minimum one year period that will terminate on October 31, 2003.

Distribution Plan

     Pursuant to Rule 12b-1 adopted by the SEC under the 1940 Act, the Funds have adopted a Distribution Agreement (the "Distribution Agreement") and a Rule 12b-1 Plan for shares of each Fund (the "12b-1 Plan") to permit such Fund directly or indirectly to compensate the Distributor for activities with the distribution of shares.

     Pursuant to the Distribution Agreement and the 12b-1 Plan, the Chief Financial Officer of the Funds reports the amounts expended under the Distribution Agreement and the purposes for which such expenditures were made to the Trustees of the Funds on a quarterly basis. Also, the 12b-1 Plan provide that the selection and nomination of disinterested Trustees (as defined in the 1940 Act) are committed to the discretion of the disinterested Trustees then in office. The Distribution Agreement and 12b-1 Plan may be continued annually if approved by a majority vote of the Trustees, including a majority of the Trustees who neither are interested persons of the Funds nor have any direct or indirect financial interest in the Distribution Agreement, the 12b-1 Plan or in any other agreements related to the 12b-1 Plan, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement and 12b-1 Plan were initially approved by the Funds' Trustees including a majority of the disinterested Trustees, on July 17, 2001. All material amendments to the 12b-1 Plan must be approved by a vote of the Trustees, including a majority of the Trustees who neither are interested persons of the Funds nor have any direct or indirect financial interest in the 12b-1 Plan or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. In addition to such Trustee approval, the 12b-1 Plan may not be amended in order to increase materially the costs which the Funds may bear pursuant to the 12b-1 Plan without the approval of a majority of the outstanding shares of such Funds. Each Fund's 12b-1 Plan may be terminated without penalty at any time by a majority vote of the disinterested Trustees, by a majority vote of the outstanding shares of a Fund or by the Adviser. Any agreement related to the 12b-1 Plan may be terminated at any time, without payment of any penalty, by a majority vote of the independent Trustees or by majority vote of the outstanding shares of a Fund on not more than 60 days notice to any other party to the agreement, and will terminate automatically in the event of assignment.

     Under the Agreements, the Adviser may make payments to the Distributor from the Adviser's own resources, which may include the management fees paid by the Funds. In addition to the maintenance fee paid to dealers or agents, the Distributor may from time to time pay additional compensation to dealers or agents in connection with the sale of shares. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives of such dealers or agents who sell shares of the Fund.

On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Funds during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging. Such dealer or agent may elect to receive cash incentives of equivalent amounts in lieu of such payments.

     The Funds may enter into agreements with certain organizations that provide various services to Fund shareholders. Pursuant to such agreements, organizations that provide shareholder services may be entitled to receive fees from a Fund at an annual rate of up to 0.25% of the average daily net assets of the shares covered by their respective agreements of shareholder support. Such support may include, among other things, assisting investors in processing their purchase, exchange , or redemption requests, or processing dividend and distribution payments.

     The Administrator and Transfer Agent

     StateTrust Capital, LLC shall serve as administrator (the "Administrator") and transfer agent of each Fund pursuant to the terms of the Administration Agreement dated July 17, 2001 and a Transfer Agency Agreement dated July 17, 2001. The Administrator may, with the consent of each Fund, retain other service providers or agents to assist it in the performance of its duties. The Administrator or its appointed agents will be responsible for the day to day administrative tasks of the Fund, including but not limited to:

     (a)  Maintenance of each Fund's books and records;

     (b)  Processing of applications;

     (c)  Preparation of shareholder reports;

     (d)  Calculation of the Net Asset Values of each Fund's

     (e) Issuance of communications with shareholders and/or governmental bodies;

     (f)  Payment of each Fund's expenses;

     (g)  Provision  of  suitable   facilities  and  procedures  for  processing
          distributions and redemptions; and

     (h) Supervision of the orderly liquidation and dissolution of each Fund, if required.

To the extent that the Administrator relies on information supplied by any brokers, agents or other financial intermediaries engaged by the Funds in connection with the making of any of the aforementioned calculations, the liability of the Administrator for the accuracy of such calculations shall be limited to the accuracy of its computations. The Administrator shall not be liable for the accuracy of any underlying data provided to it.

     Distributor. StateTrust Securities located at 800 Brickell Avenue, Suite 103, Miami, FL 33131 serves as distributor for the Funds pursuant to a Distribution Agreement with the Funds dated July 17, 2001. The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and renewable annually thereafter. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Independent Trustees or by a majority vote of the outstanding securities of the Trust upon not less than 60 days written notice.

     Custodian. Wachovia, formerly known as First Union Bank (the "Custodian") located at 123 South Broad Street, Philadelphia, PA 19109, acts as Custodian and wire agent of the assets. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

     Independent Accountants. Kaufman Rossin & Co. located at 2699 South Bayshore Drive, Miami, FL 33131 acts as the independent accountants for the Funds.

     Control Persons, Principal Shareholders and Management Ownership. A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of any of the Funds. As of May 30, 2003, the Adviser owned of record 100% of the shares of the Funds. Accordingly, as of May 30, 2003, the Adviser owned a controlling interest in each of the Funds. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.

         Management Ownership. As of May 30, 2003, , StateTrust Capital, Adviser to the Funds, owned 32.24% of the outstanding shares of Class A share of each of the Fixed Income Fund, 18.15% of the Large Cap Fund and 20.38% of the Small/Mid Cap Fund.

     Code of Ethics. The Trust, the Adviser and the Distributor have adopted a combined Code of Ethics under Rule 17j-1 of the 1940 Act that governs the conduct of employees of the Trust, the Adviser and the Distributor who may have access to information about the Fund's securities transactions. The Code recognizes that such persons owe a fiduciary duty to the Funds' shareholders and must place the interests of shareholders ahead of their interests. Among other things, the Codes require pre-clearance of certain personal securities transactions; certain blackout periods for personal trading of securities which may be considered for purchase or sale by a Fund or other Advisory clients; annual and quarterly reporting of personal securities holdings; and limitations on personal trading of initial public offerings. Violations of the Code is subject to review by the Trustees and could result in severe penalties. The Code of Ethics adopted by the Trust on behalf of the Funds , its investment adviser and principal underwriter is on public file with, and are available from, the Securities and Exchange Commission.

                      PURCHASES, REDEMPTIONS, AND EXCHANGES

     Purchases and redemptions of shares of the Funds may be made on any day the New York Stock Exchange is open for business. Currently, the following holidays are observed by the Trust: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or evaluation of the portfolio securities is not reasonably practicable, or for such periods as the SEC may by order permit. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the New York Stock Exchange, the Adviser, the Distributor, and/or the Custodian are not open for business.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     The Funds intend to distribute to shareholders of the Funds on an annual basis, substantially all of such respective periods' investment company taxable income, if any, for each respective Fund. Such distributions generally will be taxable to shareholders as ordinary income for federal income tax purposes. Since each Fund is treated as a single entity for Federal income tax purposes, the performance of one Fund will have no effect on the income tax liability of shareholders of another Fund.

     Upon a redemption or other disposition of shares of a Fund, a shareholder will generally recognize gain or loss in an amount equal to the difference between the amount realized and the shareholder's tax basis in such shares. Generally, such gain or loss will be capital gain or loss, if the shares are held as capital assets and will be long-term capital gain or loss if the shareholder's holding period for such shares exceeds one year.

     Capital gains, if any, realized by each of the Funds during their fiscal year will be distributed to the respective shareholders shortly after the end of such fiscal year. Distributions of the Funds' net capital gain, when designated as such, will be taxable to shareholders as long-term capital gain, regardless of how long the shareholders have held their shares.

     Each income dividend and capital gains distribution, if any, declared by the Funds on the outstanding shares of any Fund will, at the election of each shareholder, be paid in cash or reinvested by crediting the shareholder's account in additional full and fractional shares of that Fund at the net asset value as of the close of business on the date identified for reinvestment. Such distributions, to the extent they would otherwise be taxable, will be taxable to shareholders regardless of whether paid in cash or reinvested in additional shares. An election to receive dividends and distributions in cash or shares is made at the time of the initial investment and may be changed by notice received by the Funds from a shareholder at least 30 days prior to the record date for a particular dividend or distribution on shares of each Fund. If you elect to receive your dividends in cash and the dividend checks sent to you are returned "undeliverable" to the Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks. There is no charge in connection with the reinvestment of dividends and capital gains distributions.

     For Federal income tax purposes, dividends that are declared by a Fund in October, November or December of any year and payable to shareholders of record on a specified date in such a month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year in which they were declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

     Shareholders will be advised annually as to the Federal tax status of dividends and capital gains distributions made by each Fund for the preceding year.

     There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any gains. The amount of any dividend or distribution paid by each Fund depends upon the realization by the Fund of income and capital gains from that Fund's investments. All dividends and distributions will be made to shareholders of a Fund solely from assets of that Fund.

     Payment (either in cash or in portfolio securities) received by a shareholder upon redemption of his shares, or an exchange of shares in one Fund for shares in another Fund, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or losses) depending upon the shareholder's holding period and basis in respect of shares redeemed. Any loss realized by a shareholder on the sale of Fund shares held for six months or less will be treated for Federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the shareholder with respect to such shares. Note that any loss realized on the sale of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before the disposition of such shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so that it will not be liable for Federal income taxes to the extent that its net taxable income and net capital gains are distributed to shareholders. Accordingly, each Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or other foreign currencies, or other income (including but not limited to gains from futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs) or of two or more issuers which the Fund controls and which are engaged in the same or related trades or businesses. Foreign currency gains that are not 'directly related' to the Fund's principal business of investing in stock or securities may be excluded by Treasury Regulations from income that counts toward the 90% of gross income requirement described above. The Treasury Department has not yet issued any such regulations. In 2002, the Fixed Income Fund failed to qualify as a diversified investment company. The Fund intends to qualify in 2003. `

     A dividend or capital gains distribution with respect to shares of any Fund held by a tax-deferred or qualified retirement plan, such as an IRA, Keogh Plan or corporate pension or profit sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

     As a regulated investment company, each Fund will not be subject to Federal income tax on income and gains distributed to shareholders if it distributes at least 90% of its investment company taxable income to shareholders each year but will be subject to tax on its income and gains to the extent that it does not distribute to its shareholders an amount equal to such income and gains. In addition, each Fund will be subject to a nondeductible 4% excise tax on the excess, if any, of certain required distribution amounts over the amounts actually distributed by that Fund. To the extent practicable, each Fund intends to make such distributions as may be necessary to avoid this excise tax.

     Some of the investment practices of each Fund are subject to special provisions that, among other things, may defer the use of certain losses of such Funds and affect the holding period of the securities held by the Funds and, particularly in the case of transactions in or with respect to foreign currencies, and in the case of certain hedges or appreciated securities, the character of the gains or losses realized. These provisions may also require the Fund to mark-to-market some of the positions in their respective portfolios (i.e., treat them as if they were closed out), which may cause such Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualification as a regulated investment company and for avoiding income and excise taxes. Each Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     Each Fund is required to withhold and remit to the U.S. Treasury 31% of the dividends, capital gain distributions or the proceeds of any redemptions or exchanges of shares with respect to any shareholder who fails to furnish the Funds with a correct taxpayer identification number, who under-reports dividend or interest income or who fails to certify to the Funds that he or she is not subject to such withholding. An individual's tax identification number is his or her social security number.

     The foregoing is only a brief summary of some of the material U.S. federal income tax considerations generally relating to an investment in the Funds. It is based upon the Code, applicable Treasury regulations and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof and which are subject to change, possibly with retroactive effect. This summary is directed to investors who are U.S. persons (as determined for U.S. federal income tax purposes) and does not purport to discuss all of the income tax consequences applicable to the Funds or to all categories of investors, some of whom may be subject to special rules (including dealers in securities, insurance companies, non-U.S. persons and tax-exempt entities). Investors are urged to consult their tax advisers regarding the specific U.S. federal income tax consequences of an investment in the Funds, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

                             PORTFOLIO TRANSACTIONS

     Subject to the general supervision of the Board of Trustees of the Funds, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Funds. Portfolio transactions for the Funds are normally effected by brokers.

     The Funds have no obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Funds to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one broker or dealer, the Adviser may, in its discretion, purchase and sell securities through brokers and dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of their investment advisory accounts, and accordingly, not all such services may be used by the Adviser in connection with the Funds. If a Fund determines in good faith that the amount of transaction costs charged by a broker or dealer is reasonable in relation to the value of the brokerage and research and statistical services provided by the executing broker or dealer, the Fund may utilize such broker or dealer although the transaction costs of another broker or dealer are lower. The supplemental information received from a broker or dealer is in addition to the services required to be performed by the Adviser under the Investment Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information.

     Neither the Funds, nor the Adviser on behalf of the Funds have entered into agreements or understandings with any broker or dealer regarding the placement of securities transactions. Because of research or information to the Adviser for use in rendering investment advice to the Funds, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Funds. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

     The investment information provided to the Adviser is of the types described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through which the Funds effect securities transactions are used by the Adviser in carrying out their investment management responsibilities with respect to all their client accounts but not all such services may be utilized by the Adviser in connection with the Funds.

     The Funds may deal in some instances in equity securities which are not listed on an exchange but are traded in the over-the-counter market. Where transactions are executed in the over-the-counter market, the Funds seek to deal with the primary market-makers, but when necessary in order to obtain the best price and execution, it utilizes the services of others. In all cases, the Funds will attempt to negotiate best execution.

                               PORTFOLIO TURNOVER

     Each Fund's average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. At the year ended November 30, 2003, the portfolio turnover rates for the Large Cap Fund, Small/Mid Cap Fund and Fixed Income Fund were 298%, 9%and _148% respectively.

                       INVESTMENT PERFORMANCE INFORMATION

     Each  Fund  may  furnish   data  about  its   investment   performance   in
advertisements, sales literature and reports to shareholders. "Total return" represents the change in value of $1,000 invested at the maximum public offering price for a period assuming reinvestment of all dividends and distributions.

     Quotations of average annual total return will reflect only the performance of an investment in any Fund during the particular time period shown. Each Fund's total return and current yield may vary from time to time depending on market conditions, the compositions of its portfolio and operating expenses. These factors and possible differences in the methods used in calculating yield should be considered when comparing each Fund's current yield to yields published for other investment companies and other investment vehicles. Average annual total return and yield should also be considered relative to change in the value of each Fund's shares and the risks associated with each Fund's investment objectives, policies and risk considerations. At any time in the future, average annual total returns and yield may be higher or lower than past total returns and yields and there can be no assurance that any historical return or yield will continue.

     From time to time evaluations of performance are made by independent sources that may be used in advertisements concerning each Fund. These sources include Lipper, Inc., Weisenberger Investment Company Service, Barron's, Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance, Bank Rate Monitor, Morningstar and The Wall Street Journal.

     In connection with communicating its yield or average annual total return to current or prospective shareholders, each Fund may also compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Average Annual Total Returns

     Quotations of each Fund's average annual total return will represent the average annual compounded rate of return of a hypothetical investment in each Fund over periods of 1, 5, and 10 years (or up to the life of each Fund), and are calculated pursuant to the following formula:

                   Average Annual Total Return = P(1+T)^n=ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the redeemable value at the end of the period of a $1,000 payment made at the beginning of the period). All average annual total return figures will reflect the deduction of Fund expenses (net of certain expenses reimbursed by the Adviser) on an annual basis, and will assume that all dividends and distributions are reinvested.

   Average Annual Total Return - After Taxes on Distributions = P(1+T)^n=ATVD

(where P = a hupothetical initial payment of $1,000, T = average annual total return (after taxes on distributions), n = the number of years and ATVD = the redeemable value at the end of the period of a $1,000 payment made at the beginning of the period, after taxes on Fund distributions but not after taxes on redemption.)

The Funds that compute their average annual total return - after taxes on distributions and redemptions for a class of shares do so by determining the average annual compounded rate of return after taxes on distributions and sale of Fund shares during specified periods that equates the initial amount invested to the ending value after taxes on Fund distributions and redemptions according to the following formula:

           Average Annual Total Return - After Taxes on Distributions
                   and Sale of Fund Shares = P(1+T)^n = ATV
                                                           DR

(where P = a hypothetical initial payment of $1,000, T = average annual total return (after taxes on distributions and sale of Fund shares), n = the number of years and ATVDR = the redeemable value at the end of the period of a $1,000 payment made at the beginning of the period, after taxes on Fund distributions and sale of Fund shares.)

The Funds that compute their aggregate total returns over a specified period do so by determining the aggregate compounded rate of return during such specified period that likewise equates over a specified period the initial amount invested to the ending redeemable value of such investments. The formula for calculating aggregate total return is as follows:

                       Aggregate Total Return = (ERV) - 1
                                                 ---
                                                  P

(where ERV = the redeemable value at the end of the period of a $1,000 payment made at the beginning of the period and P= a hypothetical initial payment of $1,000.)

The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. Such calculations are not necessarily indicative of future results and do not take into account Federal, state and local taxes that shareholders must pay on a current basis.

Since performance will fluctuate, performance data for the Funds should not be used to compare an investment in the Funds' shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Sharehodlers should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.

     Yields of the Ashport Fixed Income Fund.

     The yield of the Fixed Income Fund is calculated by dividing the net investment income per share (as described below) earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.

     This calculation can be expressed as follows:

                           YIELD = 2[(a-b + 1)^6 - 1]
                                      ---
                                      Cd

(where a=dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends and d = maximum offering price per share on the last day of the period.)

     For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by the Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on any debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation held by that Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

     Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per capital share (variable "d" in the formula).

     Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield dto maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original discount (market premium), the yield to maturity is based on the market value.

                               GENERAL INFORMATION

Organization and Capitalization

     The Trust was formed May, 2001, as a 'business trust' under the laws of the Commonwealth of Massachusetts.

     The Agreement and Declaration of Trust provides that no Trustee, officer, employee or agent of the Funds is liable to the Funds or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Funds, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. It also provides that all third parties shall look solely to the property of a Fund or the property of such appropriate Fund for satisfaction of claims arising in connection with the affairs of a Fund. With the exceptions stated, the Agreement and Declaration of Trust permits the Trustees to provide for the indemnification of Trustees, officers, employees or agents of the Funds against all liability in connection with the affairs of the Funds.

     All shares of the Funds when duly issued will be fully paid and non-assessable. The Trustees are authorized to re-classify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional Funds with different investment objectives, policies, risk considerations or restrictions, may create additional series or classes of shares. Any issuance of shares of such additional series would be governed by the 1940 Act and the laws of the Commonwealth of Massachusetts.

     Each share held entitles the shareholder of record to one vote. Where a matter pertains solely to one or more Funds, only the shareholders of such Fund or Funds will be entitled to vote. As a Massachusetts Business Trust, the Trust is not required to hold annual meetings of shareholders, and does not intend to hold such meetings, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders by a vote of two-thirds of the outstanding shares of the Trust at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

     Where the Trust's Prospectus or Statement of Additional Information state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of: (i)67% or more of the affected Fund's shares present at a meeting of the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the affected Fund's outstanding shares, whichever is less.

Additional Information

     This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Funds with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

                                   APPENDIX A
                             DESCRIPTION OF RATINGS

     The following descriptions of corporate bond ratings have been published by Moody's Investor Services and Standard and Poors Corporation ("S&P").

COMMERCIAL PAPER RATINGS

     S&P:

     Commercial paper rated A-1 or better by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; and basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

     MOODY'S:

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

RATINGS OF CORPORATE BONDS

S&P


     AAA--Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA--Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A--Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

     BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB--Bonds rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

     B--Bonds rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

     CCC--Bonds rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

     CC--The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

     C--The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.

     D--Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     S&P's letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.


MOODY'S

     Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issuers.

     Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa--Bonds which are rated Caa are of poor standing. Such issuers may be in default or there may be present elements of danger with respect to principal or interest.

     Ca--Bonds which are rated Ca present obligations which are speculative in a
high   degree.   Such  issuers  are  often  in  default  or  have  other  marked shortcomings.

     C--Bonds which are rated C are the lowest rated class of bonds, and issuers so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.